Exhibit 10.13

Form Of Service Agreement For Long-Term Firm Point-To-Point Transmission Service

1.0 This Service Agreement, dated as of June 12, 2008, is entered into, by and between PacifiCorp ("Transmission Provider"), and Intermountain Renewable Power, LLC ("Transmission Customer") for the provision of Long-Term Firm Point-to-Point Transmission Service.

2.0 The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Firm Point-To-Point Transmission Service under the Tariff.

3.0 For Long-Term Firm Point-to-Point Transmission Service:

3.1 The Transmission Customer has provided to the Transmission Provider an Application deposit in accordance with the provisions of Section 17.3 of the Tariff.

3.2 Service under this agreement shall commence on the later of (1) the requested Service commencement date, (2) the date on which construction of any Direct Assignment Facilities and/or Network Upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on such date as mutually agreed upon by the parties.

3.3 Service under this agreement shall be in accordance with the attached Specifications.

4.0 For Short-Term Firm Point-to-Point Transmission Service:

4.1 Service under this Agreement shall be provided by the Transmission Provider upon request by an authorized representative of the Transmission Customer pursuant to the terms and conditions of the Tariff.

4.2 The Transmission Customer agrees to supply information the Transmission Provider deems

reasonably necessary in accordance with Good Utility Practice in order for it to provide the requested service.

4.3 The Transmission Customer will provide to the Transmission Provider an Application deposit for Short-Term Firm Point-to-Point Transmission Service in accordance with the provisions of Section 17.3 of the Tariff at the time such service is arranged.

4.4 Service under this agreement shall commence and shall be provided as agreed to at the time such service is arranged.

5.0 The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Firm Point-To-Point Transmission Service in accordance with the provisions of Part II of the Tariff and this Service Agreement.

6.0 Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated below.

Transmission Provider:

US Mail Deliveries: PacifiCorp Transmission
PO Box 2757
Portland, OR 97208-2757

Other Deliveries: PacifiCorp Transmission
Attn: Central Cashiers
1033 NE 6th Ave
Portland OR 97256-0001

Phone Number: (503) 813-6774

Transmission Customer:

Intermountain Renewable Power, LLC
5152 North Edgewood Drive, Suite 375
Provo, Utah 84606
Phone: (801) 765-1200
Fax: (801) 374-3314

7.0 Name(s) of any Intervening Systems providing transmission service: none

8.0 Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

8.1 Transmission Charge: The currently effective yearly delivery charge as provided in Schedule 7 of the Tariff. At the time of execution of this Service Agreement, the yearly delivery rate is $24.30 per kW per year billed monthly at $2.025 per kW per month.

8.2 System Impact and/or Facilities Study Charge(s): none

8.3 Direct Assignment Facilities Charge: none

8.4 Ancillary Services Charges:

a) Scheduling, System Control and Dispatch Service:

The product of the currently effective Scheduling, System Control and Dispatch Service Charge as provided for in Schedule 1 of the Tariff and the amount of energy delivered from the Transmission Provider's Transmission System at the Point(s) of Delivery.

b) Reactive Supply and Voltage Control from Generation Sources Service:

The product of the currently effective Reactive Supply and Voltage Control from Generation Sources Service Charge as provided for in Schedule 2 of the Tariff and the amount of energy delivered from the Transmission Provider's Transmission System at the Point(s) of Delivery.

c) Regulation and Frequency Response Service:

Only to the extent required pursuant to Schedule 3 of the Tariff.

d) Energy Imbalance Service:

Only to the extent required pursuant to Schedule 4 of the Tariff.

e) Operating Reserve - Spinning Reserve Service:

The product of the currently effective Spinning Reserve Service Charge as provided for in Schedule 5 of the Tariff and the amount of energy delivered to the Transmission Provider's Transmission System at the Point(s) of Receipt listed in Section 3.0 from generation resources included in Transmission Provider's control area.

f) Operating Reserve - Supplemental Reserve Service:

The product of the currently effective Supplemental Reserve Service Charge as provided for in Schedule 6 of the Tariff and the amount of energy delivered to the Transmission Provider's Transmission System at the Point(s) of Receipt listed in Section 3.0 from generation resources included in Transmission Provider's control area.

8.5 Transmission Service over both the PacifiCorp Zone and the MidAmerican Zone: no

7.0 The Tariff is incorporated herein and made a part hereof.

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

PacifiCorp:

By: [signature] Dir, Transmission 6-12-08

Name Title Date

Transmission Customer:

By: [signature] Steven Brown 6/12/08

Name Title Date

Specifications For Long-Term Firm Point-To-Point Transmission Service

1.0 Term of Transaction: 20 years

Start Date: September 15, 2008

Termination Date: September 14, 2028

2.0 Description of capacity and energy to be transmitted by Transmission Provider including the electric Control Area in which the transaction originates.

Firm capacity and associated energy in the amounts as shown in Section 5.0 shall be transmitted by the Transmission Provider. All capacity and associated energy transmitted under this Service Agreement shall be scheduled pursuant to the scheduling practices of the Tariff.

This transaction originates in the PAC control area and terminates in the PAC control area.

3.0 Point(s) of Receipt: Sigurd 345 kV bus, as represented by PACE on Transmission Provider's OASIS.

Delivering Party: Transmission Customer

4.0 Point(s) of Delivery: Mona, as represented by MPAC on Transmission Provider's OASIS.

Receiving Party: Transmission Customer

5.0 Maximum amount of capacity and energy to be transmitted (Reserved Capacity): 11 MW

6.0 Designation of party(ies) subject to reciprocal service obligation: none

7.0 Name(s) of any Intervening Systems providing transmission service: none

8.0 Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

8.1 Transmission Charge: The currently effective yearly delivery charge as provided in Schedule 7 of the Tariff. At the time of execution of this Service Agreement, the yearly delivery rate is $24.30 per kW per year billed monthly at $2.025 per kW per month.

8.2 System Impact and/or Facilities Study Charge(s): none

8.3 Direct Assignment Facilities Charge: none

8.4 Ancillary Services Charges:

a) Scheduling, System Control and Dispatch Service:

The product of the currently effective Scheduling, System Control and Dispatch Service Charge as provided for in Schedule 1 of the Tariff and the amount of energy delivered from the Transmission Provider's Transmission System at the Point(s) of Delivery.

b) Reactive Supply and Voltage Control from Generation Sources Service:

The product of the currently effective Reactive Supply and Voltage Control from Generation Sources Service Charge as provided for in Schedule 2 of the Tariff and the amount of energy delivered from the Transmission Provider's Transmission System at the Point(s) of Delivery.

c) Regulation and Frequency Response Service:

Only to the extent required pursuant to Schedule 3 of the Tariff.

d) Energy Imbalance Service:

Only to the extent required pursuant to Schedule 4 of the Tariff.

e) Operating Reserve - Spinning Reserve Service:

The product of the currently effective Spinning Reserve Service Charge as provided for in Schedule 5 of the Tariff and the amount of energy delivered to the Transmission Provider's Transmission System at the Point(s) of Receipt listed in Section 3.0 from generation resources included in Transmission Provider's control area.

f) Operating Reserve - Supplemental Reserve Service:

The product of the currently effective Supplemental Reserve Service Charge as provided for in Schedule 6 of the Tariff and the amount of energy delivered to the Transmission Provider's Transmission System at the Point(s) of Receipt listed in Section 3.0 from generation resources included in Transmission Provider's control area.

8.5 Transmission Service over both the PacifiCorp Zone and the MidAmerican Zone: no